                                                                    Exhibit 99.1

                           Certifications Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Annual Report of Southern Investors Service Company, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Mischer, Sr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Walter M. Mischer, Sr.
------------------------------------------
Name:  Walter M. Mischer, Sr.
Title: Chief Executive Officer
Date:  March 28, 2003


         In connection with the Annual Report of Southern Investors Service Company, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Schumann, Senior Vice President - Finance and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Eric Schumann
------------------------------------------------
Name:  Eric Schumann
Title: Senior Vice President - Finance
       Principal Financial and Accounting Officer
Date:  March 28, 2003